                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 30, 2003
                                                          --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     1-4174              73-0569878
            --------                ---------------     -------------------
         (State or other              (Commission        (I.R.S. Employer
         jurisdiction of              File Number)      Identification No.)
         incorporation)



            One Williams Center, Tulsa, Oklahoma               74172
            ------------------------------------               -----
          (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

           The Williams Companies, Inc. ("Williams") wishes to disclose for Regulation FD purposes two press release dated May 30, 2003, furnished herewith as Exhibit 99.1 and Exhibit 99.2.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE WILLIAMS COMPANIES, INC.


Date: June 2, 2003                                  /s/ Brian K. Shore
                                           ---------------------------------
                                           Name:    Brian K. Shore
                                           Title:   Corporate Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1           Copy of Williams' press release dated May 30, 2003.

   99.2           Copy of Williams' press release dated May 30, 2003.